Exhibit 99.2

STRICTLY PRIVATE & CONFIDENTIAL Software - Accelerated Electronics Manufacturing TRANSFORMING PRODUCT DEVELOPMENT WITH SOFTWARE AND Al TEMPO

Disclaimer This presentat i on (th i s "Presentation" ) is provided for informational purposes only and has been prepared to assist interested part i es in making their own evaluation with respect to a potential business combinat i on between Tempo Automa i ton, Inc. (collectively with its subs i diar i es and proforma for i ts acqu i s i tion of Compass AC Holdings , Inc. and Whizz Systems, Inc. , " Tempo " ) and ACE Convergence Acquisition Corp. ("ACE " , "NASDAQ : ACEV" , "NASDAQ: ACEVW " , "NASDAQ: ACEVU " ) and related transactions (the "Proposed Business Combinat i on") and for no other purpose. OCTOBER 2021 2 STRICTLY PRIVATE & CONFIDENTIAL No representat i ons or warran ties , express or implied are given in, or respect of, this Presentation . This Presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of Tempo or the Proposed Bus i nessCombinat i on . V i ewers of this Presentation should each make their own evaluation of Tempo and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrict i onsset out below. Without the express pr i or written consent of ACE and Tempo, this Presentation and any information contained within it may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than your evaluation of Tempo or (iv) provided to any other person, except your employees and advisors with a need to know who are advised of the confidentiality of the informat i on. Th i s Presentation supe r sedes and replaces all previous oral or written commun i cat i ons between the part i es hereto relating to the subject matter hereo . f Forward - Looking Statements This document conta i ns certain forward - looking statements w i thin the meaning of the federal securities laws with respect to the Proposed Bus i nessCombination , including statements regarding the benefits of the Proposed Business Combinat i on, the anticipated timing of the Proposed Business Comb i nation , the serv i ces offered by Tempo and the ma r ketsin which it operates, and Tempo's projected future results. These forwa r d - looking statements generally are identified by the words "believe, " " project ," "expect, " "anticipate ," "estimate ," " intend," " strategy ; · " future," " opportuniyt," "plan, " " may", "should," "will," " would ," "will be," "will continue ," "will likely result ," and similar express i ons. Forward - looking statements are predci tions , pro j ect i ons and other statements about future events that are based on current expectat i ons and assumptions and , as a result. are subject to r i sks and uncerta i nties . Many factors could cause actual future events to d i ffer materially from the forwa r d - looking statements in this document , including but not limited to: (i) the risk that the Proposed Business Combination may not be completed in a timely manner or at all, wh i ch may adversely affect the price of ACE ' s securities, (ii) the risk that the acquisition by Tempo Automa i ton , Inc. of each of Compass AC Holdings , Inc . and Whizz Systems, Inc . may not be completed in a timely manner or at all , (iii) the risk that the Proposed Business Combination may not be comp l eted by ACE's business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ACE, (iv) the fa il ure to sat i sfy the condit i ons to the consummation of the Proposed Business Combination, including the receipt of the requisite approvals of ACE's and Tempo ' s stockholde rs , the satisfaction of the minimum trust account amount following redempt i ons by ACE's public shareholders and the receipt of certain governmental and regulatory approvals, (v) the lack of a third party valuation in determining whether or not to pursue the Proposed Business Combination , (vi) the occurrence of any event. change or othe r circumstance that could give r i seto the termination of the agreement and plan of merger, (vii) the effect of the announcement or pendency of the Proposed Business Combination on Tempo ' s business relat i onships , performance, and business generally, (viii) risks that the Proposed Business Comb i nation disrupts current plans of Tempo and potent i al difficulties in Tempo employee retent i on as a result of the Proposed Business Combinat i on,(ix) the outcome of any legal proceedings that may be instituted against Tempo or aga i nst ACE related to the agreement and plan of merger or the Proposed Business Combination, (x) the ab i li ty to maintain the listing of ACE's securit i es on The Nasdaq Stock Market LLC, (xi) the price of ACE's securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Tempo plans to operate, variations in performance across competitors , changes in laws and regula i tons affect i ngTempo ' s business and changes in the combined capital structure, (xii) the ab i li ty to implement business plans , forecasts, and other expectat i ons after the completion of the Proposed Business Combination, and identify and realize additional opportunities, and (xiii) the risk of downturns in the h i ghly competitive addit i ve manufacturing industry. The foregoing list of factors is not exhaustive . You should carefully cons i der the foregoing factors and the other risks and uncertainties described in the " Ris k Factors " section of ACE's Annual Report on Fo r m 10 - K , Quarterly Reports on Form 10 - Q, the Registration Statement (as defined below), the proxy statement /prospectus contained therein, and the other documents filed by ACE from time to time with the U.S. Secur i ties and Exchange Commission (the "SEC"). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - look i ng statements. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements , and Tempo and ACE assume no obligat i on and do not intend to update or rev i se these forward - looking statements , whether as a result of new in format i on, future events, or otherwise. Neither Tempo nor ACE gives any assurance that either Tempo o r ACE, respectively , will achieve its expectations . Additional Information and Where to Find It ACE and Tempo and their respective directors and executive officers , under SEC rules, may be deemed to be participants in the soli citat i on of proxies of ACE ' s shareholders in connection with the Potential Business Combination. Investors and secur i ty holders may obtain mo r e detailed informat i on regarding the names and interests in the Potential Business Combination of ACE ' s directors and officers in ACE's filings w i th the SEC , including ACE's registration statement on Form S - 1 , which was originally filed with the SEC on July 6, 2020 . To the extent that holdings of ACE ' s secur i ties have changed from the amounts reported in ACE ' s registration statement on Form S - 1 , such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules , be deemed participants in the solicitation of prox i es to ACE's shareholders in connection with the Potential Business Combination is set forth in the proxy statement/prospectus on Form S - 4 for the Proposed Bus i nessCombination (the " Reg i strat i on Stateme nt") , which is expected to be filed by ACE with the SEC. ACE will also file other documents regarding the Proposed Business Combination with the SEC. Before mak i ng any voting dec i sion , investors and security holders of ACE and Tempo are urged to read the Reg i stration Statement. the proxy statement/prospectus contained therein , and all other r elevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about the Proposed Business Combination. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ACE through the website maintained by the SEC at www.sec.gov. In additio n , the documents filed by ACE may be obtained free of charge from ACE's website at www . acev .i o or by written request to ACE at ACE Convergence Acquisit i on Corp., 1013 Centre Roa d , Suite 403S, Wil mington , DE 19805. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE Participants in Solicitation ACE and Tempo and their respective directors and officers may be deemed to be participants in the solic i tation of proxies from ACE's stockholders in connection with the Proposed Business Combination. Information about ACE's directors and executive officers and their ownership of ACE's securities is set forth in ACE ' s filings w i th the SEC, including ACE's Annual Report on Form 10 - K for the fiscal yea r ended December 31, 2020, which was filed with the SEC on March 26 , 2020. To the extent that holdings of ACE's securities have changed since the amounts printed in ACE's Annual Report on Form 10 - K for the fiscal year ended December 31 , 2019, which was filed with the SEC on March 17 , 2 1 and subsequently amended on May 6, 2021 , such changes have been or w i ll be reflected on Statements of Change in Ownership on Form 4 filed with the SEC . Additional information regarding the interests of those persons and other persons who may be deemed part i cipants in the Proposed Business Combination may be obtained by reading the proxy statement/prospectus regarding the Proposed Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding pa r agraph .

Disclaimer (continued)

Industry and Market Data

This presentation has been prepared by Tempo and ACE and includes market data and other statistical information from sources believed by Tempo and ACE to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Tempo or ACE, which in each case are derived from its review of internal sources as well as the independent sources described above. Although Tempo and ACE believe these sources are reliable, Tempo and ACE have not independently verified the information and cannot guarantee its accuracy and completeness.

Financial Information; Non-GAAP Financial Measures

The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in the Registration Statement to be filed by ACE with the SEC and the proxy statement/prospectus contained therein. some of the financial information and data contained in this Presentation, such as EBITDA, EBITDA Margin, Free Cash Flow, Free Cash Flow Conversion, Non-GAAP Operating Expenses, Non-GAAP Gross Profit, Non-GAAP Gross Margin, Non-GAAP Operating Profit, and Non-GAAP Operating Margin has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Tempo and ACE believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Tempo's financial condition and results of operations. Tempo's management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes.

Tempo and ACE believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in comparing Tempo's financial condition and results of operations with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Tempo's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded and included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review Tempo's audited financial statements, which will be included in the Registration Statement.

No Offer or Solicitation

This Presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. Any offer to sell securities will be made only pursuant to a definitive Subscription Agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended, for offers and sales of securities that do not involve a public offering. ACE and Tempo reserve the right to withdraw or amend for any reason any offering and to reject any Subscription Agreement for any reason. The communication of this Presentation is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation.

Use of Projections

This Presentation contains projected financial information with respect to Tempo and ACE. The pro forma numbers and projected financial information of Tempo Automation, Inc. in this presentation are pro forma for the acquisition by Tempo Automation, Inc. of Compass AC Holdings, Inc. and Whizz Systems, Inc., except where stated otherwise. The projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts are achieved.

Trademarks

This Presentation contains trademarks, service marks, trade names and copyrights of ACE, Tempo and other companies, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with ACE or Tempo, or an endorsement or sponsorship by or of ACE or Tempo. Solely for convenience, the trademarks, service marks, trade names and copyrights referred to in this presentation may appear without the TM, SM, ® or © symbols, but such references are not intended to indicate, in any way, that ACE or Tempo will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

OCTOBER 2021 3
STRICTLY PRIVATE & CONFIDENTIAL

Our Presenters Today

TEMPO EXECUTIVES



Joy Weiss
PRESIDENT & CEO

dust networks | ANALOG DEVICES



Ryan Benton
CHIEF FINANCIAL OFFICER

EXAR | E-FUNDS



Jeff Kowalski
CHIEF PRODUCT OFFICER

AUTODESK

ACE EXECUTIVE



Behrooz Abdi
CHAIRMAN & CEO

InvenSense | Qualcomm

OCTOBER 2021 4
STRICTLY PRIVATE & CONFIDENTIAL

ACE Overview AT A GLANCE LED BY OPERATORS WITH DEEP DOMAIN EXPERTISE Mandate Identify and acquire emerging leader in IT infrastructure and SoC markets - $230M 1 held in trust Backed by cross - border Tech PE Manager, ACE Equity Partners, which has led more than $1B in transactions across its investments Behrooz Abdi Chairman & CEO 35 years of semis experience Experienced Chairman & CEO with a history of monetizing public and private companies moto r ola lnv e S n en s e. G Qualco/V \ M TDK N t r , ; Ii! RM I C O R P O RA T I O N Denis Tse Secretary & Director KEY BOARD MEMBERS Omid Tahernia Ex Corp VP of Xilinx Processing Solutions Cross - border technology investor Ken Klein Ex Chairman & CEO, WindRiver LOCKHEED MARTI Ryan Benton 2 CFO of Tempo Automation ACE Equity Partners Raquel Chmielewski Dir. of Investments Council on Foreign Relations MANAGEMENT TEAM TRACK RECORD C O R P O R A T I O N 1fr • Netlogic's acquisition of RMI in 2009 in a transaction valued at approximately $200M contributed meaningfully to Netlogic's eventual $3.78 acquisition by Broadcom in 2011 • Mr. Abdi led the multi - core processor business unit within Netlogic during its integration period, capturing over 95% of revenue target, thus earning the majority of deal earn - out l n v e n Sen s e . @TDI< • Transaction value of $1.38 (May 18, 2017) • Organic growth, diversification, and acquisitions transformed lnvenSense into a sensor system leader 1 Assumes no redemptions by ACE existing shareholders. The trust account includes approximately $8.1M in deferred underwriting fees that will be payable to the underwriters of ACE's initial public offering in the event that the business combination is completed. 2 Mr. Benton has recused himself from negotiations or deliberations on behalf of ACE given his position as an officer at Tempo. OCTOBE R 202 1 5 STRICTLY PRIVATE & CONFIDENTIAL

Tempo Automation + ACE: Value-added Partnership

TEMPO

SOFTWARE-ACCELERATED ELECTRONICS MANUFACTURING, TRANSFORMING PRODUCT DEVELOPMENT WITH SOFTWARE AND AI

- Leveraged by many of the world's most innovative companies to get products to market faster
- Proprietary software platform, with AI that learns from every order, redefines the customer journey and accelerates time-to-market
- The platform's all-digital process automation, data-driven intelligence, and connected smart factory create a breakthrough competitive advantage for customers

ACEV

NASDAQ: ACEV, ACEVW, ACEVU

UNIQUE BLEND OF DOMAIN EXPERTISE AND TRACK RECORD OF SCALING COMPANIES

- Team of operators with decades of combined experience in the semiconductor and software industries
- Significant track record of scaling public and private companies
- Deep and extensive relationships in the semiconductor and software ecosystems

TEMPO IS A RAPIDLY ACCELERATING COMPANY SQUARELY IN THE SWEET SPOT OF ACEV'S EXPERTISE AND SPAC SEARCH CRITERIA

OCTOBER 2021 6
STRICTLY PRIVATE & CONFIDENTIAL

Transaction Overview

BUSINESS OVERVIEW	• Software-accelerated electronics manufacturer leveraged by many of the world's most innovative companies to get products to market faster • In connection with its business combination with ACE, Tempo expects to acquire two targets, Advanced Circuits and Whizz Systems, creating a vertically integrated, scaled platform poised to capture a fragmented $290B market[1]
CAPITAL STRUCTURE	• Established high margin financial profile with, on a pro forma basis[2], EBITDA margin[3] of 12% in 2021E, and growing to 20% in 2022E • Post transaction, ~$65M[4] incremental cash on balance sheet to accelerate growth
VALUATION	• $936M pro forma enterprise value • Attractively-valued entry multiple for a high growth business in a massive market
CASH PROCEEDS	• ACE has $230M of cash in trust[4] • PIPE and new debt raise of $161M from premier institutional investors and technology lenders including ACE Equity Partners (an affiliate of ACE's sponsor), Point72 Ventures Investments, Firsthand Funds, Lux Ventures, Structural Capital, and SQN Venture Partners

1 IPC 2012-2013, 2018, 2019 Annual Reports and Forecasts for the North American EMS Industry; company estimates.

2 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and exclude estimates of additional future acquisitions.

3 EBITDA and EBITDA margin exclude certain non-cash charges such as depreciation & amortization, interest income & expense, stock-based compensation and other one-time or non-recurring charges. For a reconciliation of EBITDA margin to its most direct comparable GAAP measure, see the appendix.

4 Assumes no redemptions by ACE existing shareholders. The trust account includes approximately $8.1M in deferred underwriting fees that will be payable to the underwriters of ACE's initial public offering in the event that the business combination is completed.

OCTOBER 2021 7
STRICTLY PRIVATE & CONFIDENTIAL

STRICTLY PRIVATE CONFIDENTIAL I I

Tempo Automation Investment Highlights

1. Software-accelerated electronics manufacturing, transforming product development for the world's innovators in a $290B market[1]
2. Proprietary software platform, with AI that learns from every order, redefines the customer journey and accelerates time-to-market
3. Day 1 profit, growth, and strong margins unlocked by a differentiated customer journey & software-enabled efficiencies
4. Accelerated growth and data accrual via tech-enabled M&A in a highly fragmented industry
5. Management team with deep industry, public market, and M&A experience

PRO FORMA REVENUE[2]

$ IN MILLIONS



$142
2020A
$146
2021E
$178
2022E
$220
2023E
$272
2024E
$331
2025E

TARGETING AN ADDITIONAL $300-$500M+ REVENUE BY 2025 VIA M&A

48%
PF 2022E GROSS MARGIN[2]

20%
PF 2022E EBITDA MARGIN[2,3]



UNITED STATES
MALAYSIA

7,000+
PF 2020 CUSTOMERS[2]

6
PF MANUFACTURING FACILITIES[2]

1 IPC 2012-2013, 2018, 2019 Annual Reports and Forecasts for the North American EMS Industry; company estimates.

2 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and exclude estimates of additional future acquisitions.

3 EBITDA and EBITDA margin exclude certain non-cash charges such as depreciation & amortization, interest income & expense, stock-based compensation and other one-time or non-recurring charges. For a reconciliation of EBITDA margin to its most direct comparable GAAP measure, see the appendix.

OCTOBER 2021 9
STRICTLY PRIVATE & CONFIDENTIAL

Tempo's Platform Streamlines Electronics Product Realization



1
FRONT-END CUSTOMER PORTAL SOFTWARE
2
BACK-END MANUFACTURING SOFTWARE
TEMPO AI
3
CONNECTED NETWORK OF SMART FACTORIES

1 Front-end Customer Portal Software

- Frictionless quoting, ordering, and complex data ingestion via secure cloud-based interface
- Analysis, interpretation, and visual rendering of engineering, design, and supply chain data
- Supports engineers in getting to a manufacturable design more quickly and efficiently

2 Back-end Manufacturing Software

- Continuous, bi-directional digital thread connects customer to the smart factory, weaving together manufacturing processes and design data
- Data-experienced AI flags and prevents design and production issues
- Extendable and manageable across multiple sites and locations

3 Connected Network of Smart Factories

- Turnkey printed circuit board fabrication and assembly
- Data from every build fuels the AI, increasing efficiencies and streamlining processes

OCTOBER 2021 10
STRICTLY PRIVATE & CONFIDENTIAL

Leadership: Strong Record of Value Creation STRICTLY PRIVATE & CONFIDENTIAL MANAGEMENT JOY WEISS RYAN BENTON JEFF KOWALSKI BILL SCHMITT RALPH RICHART MATTIAS CEDERGREN DAWN SPRAGUE PR E S I D EN T , CEO & DIRECTOR CHIEF FINANCIAL OFFICER CHIEF PRODUCT OFFICER CHIEF REVENUE OFFICER CHIEF TECHNOLOGY OFFICER CHIEF MANUFACTURING VICE PRESIDENT OF PEOPLE VP DATA CENTER, CFO/CEO, EXAR CTO, AUTODESK SVP, MATTERPORT PRESIDENT, COASTAL OFFICER VP HR, OSISOFT ANALOG DEVICES CEO OF DUST NETWORKS (ACQ BY LINEAR TECHNOLOGY) (ACQ BY MAXLINEAR) 25+ YEARS OF M&A CIRCUITS (ACQ BY ADVANCED CIRCUITS) VP, FLEXTRONICS (ACQ BY AVEVA) d u s t ; • = · : . · · ll newto rks,. A H EAD OF WHA r S POSSIB L E Œ BOARD OF DIRECTORS MATTHEW GRANADE CHAIRMAN OF THE BOARD - · BRIDGEWATER SRI CHANDRASEKAR DIRECTOR POI NT72 = .) 1 L VENTURES •1qt IN - 0 - TEL . A AUTODESK . ZAVAIN DAR DIRECTOR e l \ ll ti Matterport '" { " \ 11 1 innovation 1 1 , 11 endeavors I \ \ , C:OASTAl...o C:IFIC:UITS" ADVANCED CIRCUITS JEFF MCALVAY DIRECTOR & CO - FOUNDER J' McMASTER·CAR e R TEMPO f l ex 9 0 s 1 s oft . JACKIE SCHNEIDER DIRECTOR SUSQll!_HANNA GROWTH EQUITY UNIQUE COMBINATION OF TECHNOLOGY DEVELOPMENT, M&A, AND BUSINESS SCALING EXPERTISE OCTOBE R 202 1 11

The Product Development Journey is the Same, Whether the End Goal is 100 units/year or 1M units/year 1 Aberdeen Group, Why PCB Design Matters to the Executive. STRICTLY PRIVATE & CONFIDENTIAL Each successive iteration progresses a product to manufacturability at volume, and to ensuring it fulfills its ambitious performance goals 60 Example electronics product development ramp: Top 5 medical device manufacturer 20 TEMPO 1st Order 2nd Order 3rd Order 4th Order ------- Prototyping ------ 15 10 10 5th Order Quantities ordered for each of 3 boards in the product 20 6th Order --- Validation --- ON - DEMAND PRODUCTION < 1000 UNITS TEMPO ON - RAMP TO PRODUCTION VOLUME PRODUCTION 1000+ UNITS ½ 3 boards x 6 iterations = 18 iterations for this product. The average electronics product goes through 14 iterations before it gets to market. 1 VOLUME ANUFACTUR 11r OCTOBE R 202 1 12

Prototype & On - Demand Production Are Different Than Volume Production STRICTLY PRIVATE & CONFIDENTIAL 2 Illustrative. NON - US MARKET SI ZE 1 US MARKET SI ZE 1 # OF DESIGN I TERATI ONS 2 # OF UNIQUE PRODUCTS PER PRODUCTION LI NE 2 COMPONENT I NVENT ORY 2 # CHANGE ORDERS PRIMARY GOAL PER ORDER 2 VOLUME PRODUCTION 1,000+ UNITS PROTOTYPE & ON - DEMAND PRODUCTION < 1,000 UNITS $1.3T $608 $2908 1 1 PER SEVERAL MONTHS $3758 14 Forecasted 0 Minimize cost 3+ PER DAY Just - in - time 2 - 10+ Minimize time to market VOLUME ANUFACTUR TEMPO Tempo's market 1 IPC 2012 - 2013, 2018, 2019 Annual Reports and Forecasts for the North American EMS Industry; IPC Linkedln; company estimates. 1Ir OCTOBE R 2021 13

The US Outsourced Market is Served Primarily by Small, Owner-Operated Businesses

Aging, expert workforce is retiring, along with their tacit knowledge


16%
7%
77%

~1,100, many of which are owner-operated companies

COMPANIES WITH < $50M REVENUE

Volume manufacturers often refer out prototyping and on-demand production business

COMPANIES WITH $500M+ REVENUE

COMPANIES WITH $50M - $500M REVENUE

Typically PE rollups of smaller businesses

US OUTSOURCED ELECTRONIC MANUFACTURER FACILITIES[1]

($ REPRESENTS ANNUAL REVENUE PER ENTERPRISE)

1 IPC 2019 Annual Report and Forecast for the North American EMS Industry.

OCTOBER 2021 14

STRICTLY PRIVATE & CONFIDENTIAL

High - Growth Verticals Require More and More Complex Electronics Set to grow from $3508 to over $1T by 2040 1 Expected to reach $3628 by 2025 via a 7.2% CAGR 2020 - 2025 2 INDUSTRY SIZE AND GROWTH RATE Estimated to reach $8508 by 2026 via a 9% CAGR 2019 - 2026 3 Medical Device industry to be $6008 by 2023 via a 6.1% CAGR 2021 - 2023 4 Industrial loT market to reach $2608 by 2027 via a 16. 7% CAGR 2020 - 2027 5 TEMPO CUSTOMERS INCLUDE 4 of the top 5 SPACE COMPANI ES 6 3 of the top 5 SEMICONDUCTOR COMPANI ES 6 4 of the top 5 AVIATION & DEFENSE CO MPANI ES 6 4 of the top 5 MEDICAL DEVICE COMPANI ES 6 3 of the top 5 INDUSTRIAL & ECOMMERCE COMPANI ES 6 EXAMPLE TEMPO CUSTOMERS . : mks 1 Morgan Stanley Research, Space: Investing in the Final Frontier. 2 McKinsey & Company, McKinsey on Semiconductors. 3 Facts & Factors, Aircraft Manufacturing Market. 4 The Business Research Company, Medical Devices Market Opportunities and Strategies. 5 Meticulous Market Research, Industrial loT Market. 6 Top companies defined as those with the greatest market capitalization as of September 30, 2021 per FactSet. LOCKHEED MARTI • GE Healthcare COGNEX 11r OCTOBE R 202 1 15 STRICTLY PRIVATE & CONFIDENTIAL

Electrical Engineers Have Become Frustrated By an Industry Rife with Quality+ On - time Delivery Issues CONFIDENTIAL ..I've experienced the worst of the worst from other [vendors] in the 8 years I've been an [electrical engineer]. I'm floored that you guys delivered on time and with no quality issues." Electrical Engineer Leading commercial space company , .. was pleasantly surprised today with a package from your factory, and I am incredibly pleased to tell you that... the first articles powered up and we are live ... We never dreamed of such a smooth take - off." Electrical Engineering Lead Public semiconductor capital equipment component manufacturer TEMPO DELIVERS A HIGHER STANDARD 1W OCTOBE R 202 1 16 STRICTLY PRIVATE &

Tempo's Software Platform Helps Companies Iterate Faster

STATUS QUO APPROACH[1]


DAY
1
MANUAL
QUOTING
MANUAL
MANUFACTURABILITY
REVIEW
MANUAL
PROCUREMENT
MANUAL
SETUP &
MANUFACTURING
DAY
20

TEMPO APPROACH[1]: AUTOMATED, LIGHT-TOUCH, QUICK-TURN, HIGH-QUALITY, SOFTWARE-POWERED MANUFACTURER


DAY
1
AUTOMATED
DAY
5

- AUTOMATED QUOTING
- AUTOMATED MANUFACTURABILITY REVIEW
- AUTOMATED PROCUREMENT
- AUTOMATED SETUP & MANUFACTURING

1 Illustrative.

OCTOBER 2021 17
STRICTLY PRIVATE & CONFIDENTIAL

Case Study: GE Healthcare Iterates in Days vs. Weeks CONFIDENTIAL STATUS QUO MANUFACTURER Their previous vendor's lead times were usually 3 - 4 weeks and could take up to 5 weeks . Getting a quote for a new design took an entire week. Additionally, the quality was lower than desired. THE TEMPO EXPERIENCE Tempo delivered their complex boards within 5 days, which significantly shortened the ·tail and iterate' process, thereby ensuring that they were able to produce a high quality product in a shorter time. Dennis Sauer, Electronics Test Platform Standardization and Design for Test Leader, was ''honestly quite shocked..." by Tempo providing his quote within a couple of hours. ··seing able to fail faster had a direct impact on our timeline." - Jason Metzner, Lead Electrical Engineer, GE Healthcare , - rr OCTOBE R 202 1 18 STRICTLY PRIVATE &

Faster Iterations = Faster Time to Market

EXAMPLE TIME TO MARKET: TOP 5 SPACE, AVIATION, AND DEFENSE COMPANY[1]


STATUS QUO
22-24 MONTHS[2]
USING TEMPO
11 MONTHS[2]

> "Tempo is all about agility, speed, and focus on prototyping. They've enabled us to get hardware into our labs and begin integration far faster than traditional sources would."
>
> Vice President
> Top 5 space, aviation, and defense company

1 Top companies defined as those with the greatest market capitalization as of September 30, 2021 per FactSet.
2 Customer-reported.

OCTOBER 2021 19
STRICTLY PRIVATE & CONFIDENTIAL

STRICTL RIVAT

A Highly Manual Status Quo Slows the Development Process

CAD Software + Design Files → Sent through Various Methods → Reviewed by Humans → Produced Labor-Intensively

DISCONNECTED PROCESS IN AN INDUSTRY UNDERSERVED BY TECHNOLOGY

- ⊗ SLOW
- ⊗ ARDUOUS
- ⊗ OPAQUE
- ⊗ UNRELIABLE
- ⊗ UNPREDICTABLE QUALITY

OCTOBER 2021 21
STRICTLY PRIVATE & CONFIDENTIAL

Tempo Weaves a Digital Thread, From First Touch to Delivery Customer journey connected by continuous digital thread, initiated as soon as design is uploaded TE M P O 8 8 5 • 8t agle8oneBlid /Re quest f orQu o l e .,._.to,yo....lOM.. -- · _.._ ,.._...., FOfmotting Your SOM A,C,•"eedeftlf;eswt \ '.",tn •" • - • - w - , ..,. ,..,_ " " ... - • • o o s · - • - t;Ol - .lht90MU1•<0fllfl'>..., Clll. - u,,nt1c - .. - $tmt - -- l ƒ """n, - ..o. . - y. Patents underpin algorithms that analyze design, determine component availability, and deliver quote llll'(lllltCI OUIGMATOltS QTY O l>Allf ◆ Q,•...,,SUClll'O't £ S1S )$S =. - : ..,. *""" .. . " . ' .. .. """' 1' QC0402JIIMPONIH10 - .., 1 IICCMo:J,IM17nl(l - OUtltl, - llON IO,IJIOPilli: H 0 Q et,, - MJIJ.,(MoKIIOf:0, ƒ ""'* *••MCNfO;Ciopc - •• c.i,.c - ..nc,'Ril - ..:S' - Q ¢'tic, ,...,..tfff,J(lol r_,, 100ti!H) AAM_..lhlt SMC> $01 ƒ ' - 'OTI"IOUUJID 0 0 SWITOHAC11t1$1'$J,N(HlOSA$lV S. Ƈ Ct,M...,,Sll#Cfl 0 l"TC llMffllllllt F;,M 0 0.l.AMll &IJV ,tO,t.0111/Ht... 2.i.ot,,,o" - ""74)(3 - 9'9 Q - , lN(kFlffl0402 IOIC Ofwo 5' _ 0.0$ , " , "" " •1 • 0 3 0s>t - e " - c ! S M 0 Q lll$f$TOlf.. 2M040'221W;JlfOM1 bo9f.'l'ACOO voo,,tl').ACS.,i.Thd. FIMCN p ; 0 w IC w{) oe« - . • t.OOl." - MUtV o - •.,..,,.uo.,_ s.o; 1 Ztt'IOO O Mbclprot - .Mpu - Co!1ita.M, IGlu,.. 32•Pfoo.it:l . - .,.... ,n.x S._M...._.. - .,M"" c.... si - ne. - ; O €$4 flillowi,onk, &OW. SOIi. 2 TP<MS0120JIVlt ......... . . _ ............. = ' ƒ '81(b:tJende,d= - • NREsl 0 ;:;,.. c,: 9.038.00 Whwoill pay for this order? S J . 8 . S . 0 . 8 U3100 W.00 $3&508.00 Shipping Infor mation Tempo Automation [ 'WU.MY 246()Al.fl"@d9StAM T • ll'!PO EJWlmple O \ IMot!lt< Sankonclsco.CA94103 P41SJ201 1 NRE - S530.00 '530.00 Payment Me thod "" . ' . " . " . ' . " . ..... "K S 4 . . 7 . 3 . . ...... W.00 $23.67000 Payment Details SSJ0.00 ss»oo $24.20000 Uni t cost Ou . entity Subtotal Tax Tota l $39 0 . 38 100 $39038.00 $3318.23 $4 235 6 . 23 "" . " .. '" .. " . ..... .. K S654.5l ..., S,dtOO . . .. SIAIVtfOIIOER STRICTLY PRIVATE & CONFIDENTIAL . . . . _ _ ., .,_. - · TEMPO DIGITAL THREAD 11r Design File Upload _ _.) Capture & Preserve Design Intent --- ) Rapid Quote ----- ) Accep t PCB A Orde r --- ) OCTOBE R 202 1 22

Tempo Platform Underpins Logistics Automated analysis confirms manufacturability of design TEMPO Orders I Order It 885 • 8eigle8one Slick I O f f,( I ssues : i Chris u,1"0" Issue #88 5 - 2 0 0 OflllESOLvtO • = = $UIOts•ltt ,? M IO CAO e! 'l0218S, PW> mlllCI Ctallctl v SV( tH S ·NI O J M l o CA D m .. . . r.,,_ 90 M IIOCAI v • AH UINffd1file Components ordered via integrated interface with vendors 42/fii& ......... NO ()Offll)Of'lttl l ,ootpllnc - '<lund to, ltlt 10IIO'Mng lo,c.iiQf'l5' DI UDli&Oo«EI - I( 02., 03:: JISDl821.0 1 ....... . - WO ¥11111 p,ocood ,111 Is W llh ptOYklcd M PN and alcrnyou to Ml)' Issues Ill l ound In M Sffl'lbt'f . lf d.a 5h ls with loolpmtdata Is ......,,., plea e s p,O \ l \ de tnHe lOTempoa5 $OOt1 asP05Siblo. Acld l COl'l'l,,_ n . . ..,, Ct. C2 . C4 . c,. Cl, C'9, C10 . c n . Ct2. Cll, 0 CM . C15 . C39. C,40 _ CSS.<::62. en. C'9'5. C98 . C,18,C1l2,Ct26,C133,C1!l 24 5aMSuOQ O CW1 I I 1 T cli)'OMM L MK 1058722 3KV - r O.W.. - 1 ƒ '9 - ky ......,_ o..• - l,M(.,O>I,...,... ,.,,., M111til:iyetCerlll"'l1tC 11P4C1torstt • C1l' I Ktnt J 'iN.0.021 uF,J. 1 0 .. . 0402.Xnt,AoMS 2 Sb f' \ 9 C L OSC300J85NNNC O CW2 . C \ 43 o - ...... w........_., Ct' - " C1'56.C1 S7. C160.C161 . C162. C163.C164 Q 065.C'66,C167 . C16,S, Cl69 C l 70 CVl cm.cm 1,w...,.,,..,,..," ƒ "" Cera ui l),XIIOfS M O0402 30pf OVCOG• J • ! ' \ ,,.S;:rinsi.,rig, AoHS 16 Y ce,.:im,c. M111! , l,lyWI! Ol llor: OIOIK llt Cl'l¥.XW!'li.11C MPO; C - P,1 1 ci;inc• • 7pF . c.ip,;ic,1,,nc• T oliiir.anc• .a 5·1,, Volu91 R.1t.ng 50V T)IP!SMO .Rio MS Cornl)IOf'IL po , 11,,1· COV!lcl;rn .i 30Qpml"C, Coll»(JICt SlylV0402 . NO - Of Plf'S 2 M O!lf'ltfl'IQ Q I I T[ ) t ( Ct6,C17 , C18..C2•. C12S . CM• C146.C148 . g "" ' W,. - OctJpr,OI ,_. · -- O C - 2 1. CJ2.C.25.C26 4 M,,11,11ot ' 09,..,,. ..,._ 0<1 - ... , gm, o . C . 20 . 01 . c . ni . CJi . oo . 01 . en os . C) 6 ,C 31 . Cl 8 . C 41 . Ct 2 . CO, Cl • C 45 . C 46 . C 47 . C 48 . C 4 9 ,C - ' 50 . C , 51 CS 2 . CS 3 , CS 4 ,C 56 . C 57 . C 58 . 9 . C 60 . C 61 . C 63 , C . C 6 S . C - 66 . C 67 . C - $ . C 69 . C 70 ,CTI, CL2 1F ' ƒ 6 ZPFt,1N" E CC04 02 P09 8 N4 70 C1005X5ROJ2251<0508C - '5SSC - 1H '80 JA0'0 Cllp. Ml<:t. COG . !8 Pt SOIi. 0.02 @& . ..3 jSMT .. . I jSMT ·I ::] • Factory programmed for assembly f <1.02 FR:+0722RL CW<M02 1 01(.(1J M UIIF ICF0402F l Mt OO OA.c»f"R 0"40R 0,40?FR - D74)'(}1(1 1 33$8BZCl't00 04S0120P'rR !>2090II S,'2061 8 DON 74LVC1G7 74L \ IC2 - 0241DCUR 1•L'v'C1GOOOCKA "411C2S6M16HA • l 2S:E ' - ,; C.&GLDfA..OM _ WT C32AT•I/OT A 1911888HM/C1567 74LVC - G070CI< 200C32168AZfT 2.'!i.OOOMMJ • T 24.(IOQMM.H -- I I -- - . -- . . 1 - - - - Ii : . . . -- . lroW ' -- I . - - . I • - ---- = - - - - -- . - . - . 11 1 L i 1 1 1 I - ' I - - -- O o . STRICTLY PRIVATE & CONFIDENTIAL • • • • • 1' 0000 f M 32 5.dmfflp().5 0.1 32 5)(5X.6) r. O , F , P , S O , P ? . O . O . X 7 $1'PM3S'TR(OFM OJ 00X160 - 32N 0.1 OFPSOP100X700)(120·32N 0.1 AC>2428WCCSZ132 - t.FCSP (5:c6) O. ( AC,,.U1M18CPZIS2 - UCSP (b5) O.C --- ) Manufacturability Check & Issue Resolution ) Network of Pre - qualified / Audited Raw Material Vendors ) Parts Check - In, Machine Programing ) 7f OCTOBER 202 1 23

Tempo Platform Streamlines Assembly Automated monitoring of manufacturing execution data drives higher yields 185 Tempo Automation {100) e::::c:::I 0/JOJ Ii', El.ctrlul tfft plMM'lf o.. w ..... WonDl$ ... Of(l1,1 12 er.... Pu Pl - 09,_ (tldt \ to.,) • ...., ....,,,..,..oi,,,,m L3 • 12 er..,. Pest • Prog, _ (slo e 2 , bottolt \ l _ _ _ _.,... ...... ,._ 01(11111 li? Lolld ..... onfH,d..,. @ NPlonEl#Op&K .r (t:lde \ top} CJio1t W ..... WM$ - 0' - "fl 8 Fib IA Ind INJIK'lon ca...w....,..._... - •• - 1p1 0 'CATVflU D rm1eA11 a PKtcar,es 1L 2 .,, , .. . ,. . E CI OttPP«Mges L! a ONPP•tkeO e Cl P.,(:k&QtP>tl& 0 11 w • .. + I side 1 (top) san &e ,,_ t. flr - Mettic:lec,ide l top) - • - -- w .,.. •• ..,.,,Olr/1 11 ( 1/10 ) Automated process confirms quality product TEMPO Orderll8,85/ Vrs11ih ze 1 , ..ic m=:::I .l. cMa.wau.11 . - Ƒ D G Tracked, on - time shipment HNl'I Hl!WQUOTl I ! 011'0(11110 HS ( AlV94 BeagleBone Black I · ti iii I·· · STRICTLY PRIVATE & CONFIDENTIAL H i s t o ry ., 0 11 .. ly Auiw. ,.,..o 20,,2, - •7 - _, P., rt,Che<klrl lrillry0,202121S4pm ., OF M Ae v ie w ...,.l'l',20212',... Desig n Spec if icati on W - M<frff A UMl bly IPC C l llff F l u :, c Type M 1i. .W YH Otffl No • d etnb LNd lr ff Ail41ft Sl l ks tfffA Colof" l n M C r op,pt,t'W - . l jll h l F llli$ h ed 0 1.1!., Coope,r Weight Whli. 1.001 1.00, tccorderoc:e '11111h IPC - Comtoll ed lffll)edlon c e Not Aec,sccl 4101112' Sl.riete Fini,h Soidff MMk Color CNIG Grffn St.ct11p Boatd T llk k MU S111ndlrd 62 ..... s Fi l es --- ) Assembly ---------- ) Quality Assurance -------- ) Delivery ) ,rr OCTOBE R 202 1 24

Tempo Visualizer: Print Preview+ Spellcheck for Electronics STRICTLY PRIVATE & CONFIDENTIAL Tombstone Issue On this placement for: Rev A: 10% of boards Rev B: 5% of boards Rev C: 1 % of boards Limited Stock MPN 06031A100FA12A 2 Required 1 Available REFDES C22,C33 0 AVAILABLE 0 LIMITED STOCK 0 END OF LIFE ■ OUT OF STOCK Image 1s 111 strat1ve only. OCTOBER 202 1 25

Tempo Roadmap Redefines the Manufacturing Process

	STATUS QUO MANUAL PROCESS	TEMPO AUTOMATED PROCESS	TEMPO AI INTELLIGENT PROCESS
DATA	Inconsistent, Incomplete Data	Connected Information	
PROCESSES	Disconnected Processes	Digital Thread • Continuous • Bi-Directional	DATA-DRIVEN AI-DIRECTED
PROCESSORS	Human Processors • Manual Effort • Tacit knowledge • Not portable	Cloud-based Distributed Computation	

Protected by foundational patents[1]

1 9,971,338 and 10,481,585.

OCTOBER 2021 26

STRICTLY PRIVATE & CONFIDENTIAL

• l J - - • - • • 1 1 • . ' - - I;. • - • 11 Ii ' . ' = .. ., t, - J • - ..._ .. fl ' I - ' j - - - - .... ,,, ;. - 'Or;... --- J, 4 1

Customers, Technology, and M&A Drive our Growth Harness our end - to - end, vertically integrated platform • 7,000+ customer base 1 provides enormous expansion opportunity • Broader offering benefits existing customers, unlocks new customers and verticals, and opens up cross - selling opportunities • Deeper supply chain control enhances customer experience and eliminates margin stacking Enhance our automated, intelligent process • More orders imply more data; more data further improves customer experience and drives more orders - a virtuous cycle • Additional gross profit enables accelerated R&D investment in our software platform • Tempo's software platform confers top - line and bottom - line benefits to targets Continue to make disciplined inorganic investments • $2908 fragmented landscape 2 presents significant future growth opportunity via tech - enabled M&A • Highly active pipeline with 100+ opportunities identified • Leadership team with decades of experience acquiring and integrating businesses 1 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and exclude estimates of additional future acquisitions. 2020 customer count. 2 IPC 2012 - 2013, 2018, 2019 Annual Reports and Forecasts for the North American EMS Industry; company estimates. OCTOBER 202 1 28 STRICTLY PRIVATE & CONFIDENTIAL

Blue Chip Customer Base Provides Significant Growth Headroom 1 With 7,000+ customers , if all we do is grow within them, we will have an enormous business LAND AND EXPAND EXAMPLE: LEADING COMMERCIAL SPACE COMPANY LAND AND EXPAND EXAMPLE: LEADING ELECTRIC CAR COMPANY Cl:: :::E C) SBM Cl:: :::E C) S4DOK Cl ) ::, u 147% Cl) ::, u :::E C) Cl:: LL. 97% :::E C) Cl:: LL. S4M $8. 1 M S2DOK $387K 21 316% ::, z ::, z $196K $3.3M > > $1.0M $47K Cl:: Cl:: 2018A 2019A 2020A 2018A 2019A 2020A ESTIMATED ELECTRONICS PROTOTYPING & ON - DEMAND PRODUCTION SPENDING IN ACCOUNT ESTIMATED ELECTRONICS PROTOTYPING & ON - DEMAND PRODUCTION SPENDING IN ACCOUNT 11r 1 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and exclude estimates of additional future acquisitions. 2020 customer count. 2 Company estimates. OCTOBE R 202 1 29 STRICTLY PRIVATE & CONFIDENTIAL

Initial Acquisitions Position Tempo to Transform Every Step of the Electronics Development Process


FRONT-END CUSTOMER PORTAL SOFTWARE
AUTOMATION AND INSTRUMENTATION SOFTWARE AND TECHNOLOGY
BACK-END MANUFACTURING SOFTWARE
Engineering Design Services
Printed Circuit Board Fabrication
Printed Circuit Board Assembly: Prototype Production
Printed Circuit Board Assembly: On-Demand Production
WHiZZ
ADVANCED CIRCUITS
TEMPO
WHiZZ
ADVANCED CIRCUITS
WHiZZ

OCTOBER 2021 30
STRICTLY PRIVATE & CONFIDENTIAL

Tempo's Platform Drives Growth and Profitability in Targets

TOP LINE BENEFITS TO ACQUIRED COMPANIES

Customer Portal helps acquired companies unlock growth in new and existing accounts

FRONT-END CUSTOMER PORTAL SOFTWARE

Self-service customer interactions reduce the costs associated with executing orders


TEMPO AI

Increased speed and quality help acquired companies maintain and grow their customers

BACK-END MANUFACTURING SOFTWARE

Improved yield and streamlined processes increase margins

BOTTOM LINE BENEFITS TO ACQUIRED COMPANIES

OCTOBER 2021 31
STRICTLY PRIVATE & CONFIDENTIAL

Actionable Pipeline Enables Rapid Execution of Further Tech - Enabled M&A 2025E REVENUE BRIDGE $ IN MILLIONS - $118 2 REVENUE OPPORTUNITY IDENTIFIED p - - - - - - - - - - - - .. 1 IMPLIED 2O25E EBITDA 1 AT 33% MARGIN OF - $200M - $275M 3 • 4 .. - - - - - - - - - - - - .. $600 - $800+ $300 - $500 3 10 IN CONTACT IN CONTACT & UNDER REVIEW REPRESENT - $750M IN FY20 SALES 1 AD V A N CED CIRCUITS Wlcl ε 11r READY TO CLOSE WITH SPAC REPRESENT >$120M FY20 SALES $33 1 2 2025E ORGANIC INORGANIC M&A 1 Represents approximate FY20 revenue of the target companies on a standalone basis as communicated by such target or estimated by Tempo. 2 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and exclude estimates of additional future acquisitions. 3 For illustrative purposes only. 4 EBITDA and EBITDA margin exclude certain non - cash charges such as depreciation & amortization, interest income & expense, stock - based compensation and other one - time or non - recurring charges. For a reconciliation of EBITDA margin to its most direct comparable GAAP measure, see the appendix. OCTOBE R 202 1 32 STRICTLY PRIVATE & CONFIDENTIAL

Advanced Circuits Overview IPC 2019 Annual Report and Forecast for the North American EMS Industry. STRICTLY PRIVATE & CONFIDENTIAL Premier provider of printed circuit board fabrication and prototype printed circuit board assembly A subsidiary of Compass Diversified Holdings (NYSE: CODI) 43 ƒ /o GAAP Gross Margin vs. 20% US electronics manufacturing industry average 1 Broad customer base with no customer >5 ƒ /o of FY20 sales Founded in 1989 and headquartered in Aurora, Colorado 440+ employees across 3 manufacturing facilities (Colorado, Arizona, and Minnesota) ADVANCED CIRCUITS $88. 1 M 2020A REVENUE END MARKETS OCTOBE R 202 1 33

Whizz Systems Overview

- Premier provider of prototype and on-demand printed circuit board assembly, as well as engineering design services
- 43% GAAP Gross Margin (46% 2020A Non-GAAP Gross Margin)[1] vs. 20% US electronics manufacturing industry average[2]
- Trusted partner for leading technology and semiconductor customers
- Founded in 1989 and headquartered in Santa Clara, California
- 120+ employees across 2 manufacturing facilities (California and Malaysia)

WHIZZ SYSTEMS

$35.7M

2020A REVENUE

END MARKETS


SEMICONDUCTOR
AVIATION & DEFENSE
MEDICAL
INDUSTRIAL & ECOMMERCE
COMMUNICATIONS
COMPUTER & NETWORKING

1 Non-GAAP gross margin excludes certain non-recurring charges. For a reconciliation of non-GAAP measures, see the appendix.
2 IPC 2019 Annual Report and Forecast for the North American EMS Industry.

OCTOBER 2021 34
STRICTLY PRIVATE & CONFIDENTIAL

Detailed Transaction Overview

SOURCES AND USES ($ IN MILLIONS)

SOURCES	$ AMOUNT
ACE Cash in Trust	$230
PIPE - Common Equity	82
PIPE - Convertible Debt	25
Structural Capital Senior Term Debt, net proceeds[1]	54
Shareholder Rollover Equity[2,3]	549
Total Sources	**$940**

USES	$ AMOUNT
Equity Consideration	
Equity to Shareholders[2,3]	$549
Cash at Close	
Cash to AC & Whizz Shareholders	$281
Transaction Expenses	45
Cash to Balance Sheet	65
Total Uses	**$940**

PRO FORMA CAPITALIZATION[2,3,4] ($ IN MILLIONS, EXCEPT SHARE PRICE)

Share Price	$10.00
PF Shares Outstanding	91.9
PF EQUITY VALUE	$919
(+) PF Debt	115
(-) PF Cash	(98)
PRO FORMA FIRM VALUE	$936

PRO FORMA OWNERSHIP[5,6,7]


25% SPAC IPO INVESTORS
50% TEMPO EXISTING SHAREHOLDERS
9% PIPE INVESTORS
8% ACI SHAREHOLDERS
6% SPONSOR PROMOTE
2% WHIZZ SHAREHOLDERS

Note: Assumes no redemption by public shareholders in connection with the transactions and Tempo's balance sheet as of June 30, 2021.

1 Net of existing debt restructuring and associated make-whole premium.
2 Includes Tempo, AC and Whizz shareholders. Excludes shares from a contemplated long-term incentive plan (LTIP) and employee stock purchase plan (ESPP).
3 Excludes earnout shares to be issued to Tempo, AC and Whizz shareholders. 7.5M earnout shares to be issued to existing Tempo shareholders subject to vest in three equal tranches at price thresholds of $12.50, $15.00 and $18.00 per share, respectively; 2.4M earnout shares to be issued to AC shareholders subject to price threshold of $12.50; maximum of 1.0M earnout shares to be issued to Whizz shareholders subject to price threshold of $11.50 and certain net revenue and gross margin targets. Certain earnout provisions may be settled in cash or shares at Tempo's option.
4 Pro forma capitalization includes $0.5M existing Tempo net debt balance as of June 30, 2021, $57M New Structural Capital senior term debt (incremental principal, net of debt restructuring), $25M new convertible debt, and $65M incremental cash to balance sheet.
5 Assumes $10.00 share price and no redemptions from public shareholders.
6 Reflects 46.1M Tempo existing equity holders shares, 23.0M SPAC IPO shares, 8.2M PIPE Investor shares, 7.0M AC equity holders shares, 5.8M SPAC sponsor shares, 1.8M Whizz equity holders shares.
7 Excludes participation in PIPE by existing Tempo shareholders and SPAC Sponsor.

OCTOBER 2021 36
STRICTLY PRIVATE & CONFIDENTIAL

Strong Organic Growth Momentum BUILDING SCALE WITH VERTICAL INTEGRATION AND PLATFORM ROLL - OUT REVENUE 1 $ IN MILLIONS EBITDA MARG IN % 1 2 • $272 $220 $178 $146 $331 2021E 2022E 2023E 2024E 2025E 12% 20% 26% 30% 33% 7f Source: Management Projections. 1 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and exclude estimates of additional future acquisitions. 2 EBITDA and EBITDA margin exclude certain non - cash charges such as depreciation & amortization, interest income & expense, stock - based compensation and other one - time or non - recurring charges. For a reconciliation of EBITDA margin to its most direct comparable GAAP measure, see the appendix. OCTOBE R 2021 37 STRICTLY PRIVATE & CONFIDENTIAL

Operating Leverage Organic Non - GAAP Gross Margin NON - GAAP COST OF GOODS SOLD($) AND NON - GAAP GROSS MARGIN (%) 1 • 2 $ IN MILLIONS - NON - GAAP GROSS MARGIN OVERHEAD - DIRECT LABOR - DIRECT MATERIALS 5 1% 48% 42% $107 $92 $22 $85 $18 $21 59% 55% -------------- _, $122 $23 $136 $25 OVERHEAD Improved overhead costs with combination synergies and increased economies of scale DIREC T LABO R AND DIRECT MATERIALS Lower labor costs and better yields from implementation and continued development of Tempo's platform (software and equipment) Vertical integration synergies realized by insourcing PCB spend 2O21E 2O22E 2O23E 2O24E 2O25E Source: Management Projections. 1 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and exclude estimates of additional future acquisitions. 2 Non - GAAP Cost of Goods Sold and non - GAAP gross margin exclude stock - based compensation and non - recurring transaction related expenses incurred and forecasted in 2021. OCTOBE R 202 1 38 STRICTLY PRIVATE & CONFIDENTIAL

Operating Leverage — Organic Non-GAAP Operating Expenses

NON-GAAP OPERATING EXPENSE[1,2]

$ IN MILLIONS



% OF ORGANIC REVENUE
RESEARCH & DEVELOPMENT
SELLING, GENERAL & ADMINISTRATIVE
34%
32%
27%
27%
28%
$49
$9
$41
$56
$11
$45
$60
$14
$46
$74
$20
$53
$91
$27
$65
2021E
2022E
2023E
2024E
2025E

RESEARCH & DEVELOPMENT

Continued investment in Tempo platform development and rollout

SELLING, GENERAL & ADMINISTRATIVE

Increased sales force and growing national marketing efforts as client base grows

Benefits of scale provide increasing operating leverage

Source: Management Projections.

1 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and exclude estimates of additional future acquisitions.

2 Non-GAAP operating expenses exclude stock-based compensation and non-recurring transaction related expenses incurred and forecasted in 2021.

OCTOBER 2021 39

STRICTLY PRIVATE & CONFIDENTIAL

Organic Non - GAAP Operating Margin Bridge NON - GAAP OPERATING PROFIT ($) AND NON - GAAP OPERATIN G MARGIN ( % ) 1 ' 2 BRIDG E 2021 E - 2025E $ IN MILLIONS 7.0% 9 .1% 6.5% 2021E NON - GAAP OPERATING MARGIN GROSS MARGIN IMPROVEMENT SG&A OPERATING LEVERAGE (0.6%) INCREMENTAL R&D INVESTMENT (2.1%) SBC CHANGE 1 9 .8% 2023E NON - GAAP OPERATING MARGIN 1.4% 7.6% GROSS MARGIN IMPROVEMENT SG&A OPERATING LEVERAGE INCREMENTAL R&D INVESTMENT 0.4% (1.5%) SBC CHANGE 2 7 .7% 2025E NON - GAAP Source: Management Projections. 1 Pro Forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems , Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and exclude estimates of additional future acquisitions. 2 Non - GAAP operating profit and non - GAAP operating margin exclude non - recurring transaction related expenses incurred and forecasted in 2021. OCTOBE R 2021 40 STRICTLY PRIVATE & CONFIDENTIAL

Overview of Organic Financial Performance[1]

REVENUE($) AND GROWTH RATE(%)

$ IN MILLIONS



CAGR 23%
$146
$178
$220
$272
$331
2021E
2022E
2023E
2024E
2025E

% GROWTH

2021E	2022E	2023E	2024E	2025E
3%	22%	23%	24%	22%

EBITDA($) AND EBITDA MARGIN(%)[2]

$ IN MILLIONS



CAGR 57%
$18
$36
$58
$82
$110
2021E
2022E
2023E
2024E
2025E

% MARGIN

2021E	2022E	2023E	2024E	2025E
12%	20%	26%	30%	33%

NON-GAAP GROSS PROFIT($) AND GROSS MARGIN (%)[3]

$ IN MILLIONS



CAGR 33%
$62
$86
$113
$150
$195
2021E
2022E
2023E
2024E
2025E

% MARGIN

2021E	2022E	2023E	2024E	2025E
42%	48%	51%	55%	59%

UNLEVERED FREE CASH FLOW($) AND UFCF CONVERSION(%)[4,5]

$ IN MILLIONS



–
6
$30
$43
$64
$82
2021E
2022E
2023E
2024E
2025E

UFCF CONVERSION

2021E	2022E	2023E	2024E	2025E
–	85%	75%	77%	74%

Source: Management Projections.

1 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and exclude estimates of additional future acquisitions.

2 EBITDA and EBITDA margin exclude certain non-cash charges such as depreciation & amortization, interest income & expense, stock-based compensation and other one-time or non-recurring charges. For a reconciliation of EBITDA and EBITDA margin to their most direct comparable GAAP measures, see the appendix. 2021 EBITDA excludes non-recurring transaction related expenses.

3 Non-GAAP gross profit and non-GAAP gross margin exclude non-recurring transaction related expenses incurred and forecasted in 2021.

4 Unlevered Free Cash Flow (UFCF) is defined as EBITDA less capital expenditures, cash taxes, and change in working capital. UFCF Conversion is defined as Unlevered Free cash Flow as a percentage of EBITDA.

5 These projections assume approximately $10M of annual capital expenditures.

6 Assumes Tempo's acquisition of Advanced Circuits and Whizz Systems closes December 31, 2021.

OCTOBER 2021 41

STRICTLY PRIVATE & CONFIDENTIAL

•••••••• STRICTLY CONFIDENTIAL I I I

Tempo Highlights: Defining the Opportunity vs. Peer Groups

1. Differentiated tech-enabled focus on fragmented $290B electronics prototyping and on-demand production market[1]
2. Proprietary software platform, with AI that learns from every order, redefines the customer journey and accelerates time-to-market
3. High growth, high margin business
4. Expected upside from further inorganic growth
5. Broad customer base and track record of customer expansion

REVENUE[2] '21E – '23E



CAGR 23%
$146M
$220M
2021E
2023E

EBITDA[2,3] '21E – '23E



CAGR 80%
$18M
$58M
2021E
2023E

Source: Management Projections.

1. IPC 2012-2013, 2018, 2019 Annual Reports and Forecasts for the North American EMS Industry; company estimates.
2. Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and exclude estimates of additional future acquisitions.
3. EBITDA and EBITDA margin exclude certain non-cash charges such as depreciation & amortization, interest income & expense, stock-based compensation and other one-time or non-recurring charges. For a reconciliation of EBITDA and EBITDA margin to their most direct comparable GAAP measures, see the appendix. 2021 EBITDA excludes non-recurring transaction related expenses.

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Tempo is at the Intersection of Multiple Growth Segments

DIGITAL MANUFACTURING	ADVANCED MANUFACTURING	SOFTWARE
Bright Machines, FAST RADIUS, FATHOM, Markforged, materialise, PROTOLABS, Xometry	3D SYSTEMS, COGNEX, Kornit Digital, stratasys	Ansys, AUTODESK, cadence, ptc, synopsys
• Software-enabled manufacturing across a range of technologies and end markets	• Hardware-centric technology platforms disrupting large industrial end markets	• Scaled EDA and PLM software players • Exposed to same or similar end market trends
MEDIAN TOTAL ADDRESSABLE MARKET: $115B[1]	MEDIAN TOTAL ADDRESSABLE MARKET: $17B[1]	MEDIAN TOTAL ADDRESSABLE MARKET: $7B[1]

TEMPO TOTAL ADDRESSABLE MARKET: $290B[2]

1 Companies' filings. Calculated as median for the group.
2 IPC 2012-2013, 2018, 2019 Annual Reports and Forecasts for the North American EMS Industry; company estimates.

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Tempo's Combination of Margins and Growth is Unique Amongst its Peers 2O21 E - 2O23 E REVENU E CAG R V S 2O23 E EBITD A MARGIN 50% 45% 40% 35% < C z: c.::, c::: : 30% < ::E CQ L&J C""') C, 25% 20% - 15% 10% 5% 0% 7f 0% c a d e nc e e / \ ns ys syn o P s y • s · O ptc • • c o GNE X - A AUTODESK . 1 ( F TEMP 0 - - UPSIDE FROM M&A GROWTH F' A T H O M . e• ------------------------------------------------------------------------------------------------------------------ · e ® e PROTOLABS 3D SYSTEMS' = 10% d e mat alise stratasys Korni t Di g i t a l Markforged = = = = = = = = = = = 20% = = = = = 30% = = = = = = X o m e t ry = e = 40% = = = 50% = = = = = e 60% '21E - '23E REVENUE CAGR Source: Investor Presentations and FactSet. Market date of October 8, 2021. 1 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and exclude estimates of additional future acquisitions. 2 Tempo + M&A includes the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and other potential acquisitions. 3 Fast Radius and Bright Machines have projected '21E - '23E Revenue CAGR of 214% and 74% respectively. Projected 2023 EBITDA margins are below 0%. p - - - - - - - - - - - - .. 70%+ CAGR 3 0% EBITDA MAR. Bright I I M achine s . BJ FAST RADIUS ., - - - - - - - - - - - 70% OCTOBE R 202 1 45 STRICTLY PRIVATE & CONFIDENTIAL

Tempo vs. Comparable Companies - Revenue Multiples DIGITAL MANUFACTURING FIRM VALUE / 2023E REVENUE 12. 8 X 7 . Ox 4 . 3x 6 . 7 X 6. 2x 5.9 X 4. 0 X 3 . 7 X MEDIAN 5.9x 3 .1 X ADVANCED MANUFACTURING 10 . Bx 5.7 X MEDIAN 8.2x 1. 8 X V TEMP 0 1 Ŷ Bright M a rkforg e d X ometry l=A.T H D M . Bl FAST RADIUS . _ ....... ma t eria l is e ® COGNEX $ 3D SYSTEMS strata sys SOFTWAR E MEDIAN M achine s. K o r n i l D i g i t a l PROTOLABS FIRM VALUE / 2022E REVENUE 5 . 2 x 1 3 .4 x 12. 2 x 8 . 7x MEDIAN MEDIAN 7 . 2x 9. 5 X 4 . 2x 3 . 4x 8.7 X 16. 6 X 12 .1 X 6 . Ox 2 . Ox 9. 0 X 12 . 5x 7ir Source: Investor Presentations and FactSet. Market date as of October 8, 2021. 1 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination SOFTWARE 2 and exclude estimates of additional future acquisitions. Excludes $75M Tempo earnout. Software peers include: Ansys, Autodesk, Cadence, PTC, and Synopsys. STRICTLY PRIVATE & CONFIDENTIAL 2 1 0. 9 X OCTOBE R 202 1 46

Tempo vs. Comparable Companies - EBITDA Multiples and exclude estimates of additional future acquisitions. Excludes $75M Tempo earnout. Software peers include: Ansys, Autodesk, Cadence, PTC, and Synopsys. STRICTLY PRIVATE & CONFIDENTIAL 2 DIGITAL MANUFACTURING ADVANCED MANUFACTURING SOFTWARE 2 FIRM VALUE / 2023E EBITDA 5 3. 0 X 21 . 9x 21 . 4x MEDIAN 21.4x 1 6.1 X 1 3 .4x 37 .5x MEDIAN 33.3x 2 9 .1 X NM NM NM NM V TEMP 0 1 ......... mate r ial i se l='A T H D M . ® Mark forg e d Ŷ Bright BJ FAST RADIUS , X ometr y $ 3D SYSTEMS COGNEX strata sys SOFTWARE MEDIAN Machine s . Kornil D i g i ta l PROTOLABS FIRM VALUE / 2022E EBITDA 2 6.3x 28.3 X MEDIAN MEDIAN 2 7 . 2x 16 . 9x NM NM NM NM 27. 2 X 8 7. 3 X 4 7 .4x 3 2.6x 34 . 7x 41.1 X 3 2 .1 X 2 6 .1 X 2 2. 7 X ,r Source: Investor Presentations and FactSet. Market date as of October 8, 2021. 1 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination OCTOBE R 202 1 47

Transaction Overview

BUSINESS OVERVIEW	• Software-accelerated electronics manufacturer leveraged by many of the world's most innovative companies to get products to market faster • In connection with its business combination with ACE, Tempo expects to acquire two targets, Advanced Circuits and Whizz Systems, creating a vertically integrated, scaled platform poised to capture a fragmented $290B market[1]
CAPITAL STRUCTURE	• Established high margin financial profile with, on a pro forma basis[2], EBITDA margin[3] of 12% in 2021E, and growing to 20% in 2022E • Post transaction, ~$65M[4] incremental cash on balance sheet to accelerate growth
VALUATION	• $936M pro forma enterprise value • Attractively-valued entry multiple for a high growth business in a massive market
CASH PROCEEDS	• ACE has $230M of cash in trust[4] • PIPE and new debt raise of $161M from premier institutional investors and technology lenders including ACE Equity Partners (an affiliate of ACE's sponsor), Point72 Ventures Investments, Firsthand Funds, Lux Ventures, Structural Capital, and SQN Venture Partners

1 IPC 2012-2013, 2018, 2019 Annual Reports and Forecasts for the North American EMS Industry; company estimates.
2 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and exclude estimates of additional future acquisitions.
3 EBITDA and EBITDA margin exclude certain non-cash charges such as depreciation & amortization, interest income & expense, stock-based compensation and other one-time or non-recurring charges. For a reconciliation of EBITDA margin to its most direct comparable GAAP measure, see the appendix.
4 Assumes no redemptions by ACE existing shareholders. The trust account includes approximately $8.1M in deferred underwriting fees that will be payable to the underwriters of ACE's initial public offering in the event that the business combination is completed.

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TRICT PRIVATE

Proforma Financial Smu mary 1 $ IN MILLIONS YEAR ENDED DECEMBER 31 CAGR REVENUE 2019A $145.3 2020A $142.3 2021E $146.3 2022E $178.4 2023E $220.1 2024E $271.9 2025E $331.0 2021 - 2025E 22.6% GROWTH % ( 2. 1% ) 2.8% 21. 9% 23.4% 23.6% 21.7% ( - ) COST OF GOODS SOLD (85.8) (83.4) (84.6) (92.5) (107.3) (121.6) (136.2) NON - GAAP GROSS PR OFI T 2 $59 .5 $58 . 9 $61 . 7 $85 . 9 $112.8 $150.3 $194.8 33.3% NON - GAAP GROSS MARGIN 40 . 9% 41.4% 42.2% 48.2% 51.3% 55.3% 58. 9% ( - ) OPERATING EXPENSES (44.7) (42.8) (52.3) (62.7) (69.2) (84.7) (103.0) NON - GAAP OPERATING PR OFI T 3 $14 . 7 $1 6 .1 $ 9 .5 $23.2 $43.6 $65.6 $91.8 76.5% NON - GAAP OPERATING MARGIN % 10.1% 11.3% 6.5% 13.0% 19.8% 24. 1% 27 . 7% (+) DEPRECIATION & AMORTIZATION 4.9 5.8 5.7 5.9 5.7 5.8 6.4 (+) STOCK - BASED COMPENSATION 1. 3 1. 8 2.8 6.4 8.7 1 0 . 8 11. 9 EBI TDA 4 $20. 9 $23.6 $18.0 $35.6 $ 58.1 $82.3 $110.1 5 7 .4% EBITDA MARGIN % 14. 4% 16.6% 12.3% 20.0% 26.4% 30.3% 33.3% ( - ) CAPITAL EXPENDITURES (12.6) (3.1) (2.6) (9.6) (9.9) (9.8) (6.4) ( - ) CASH TAXES (1. 0) (1. 8) (5.7) (19.3) ( - ) CHANGE IN NWC 5.3 (2.9) (3.1) (2.8) UNLEVERED FREE CASH FLOW (FCF) $30.3 $43.4 $63 . 7 $81.6 NM UFCF CONVERSION % 85.2% 7 4.8% 7 7 .4% 7 4.1% Source: Management Projections. 1 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and exclude estimates of additional future acquisitions. 2 Non - GAAP gross profit and non - GAAP gross margin exclude SO.3M (FY19) and $1.2M (FY20) of certain one - time non - recurring charges. 3 Non - GAAP operating profit and operating margin exclude $0.BM (FY19) and $6.0M (FY20) of certain one - time or non - recurring charges in 2019 and 2020. For a description of these items, see the Reconciliation to EBITOA in this appendix. 4 EBITOA and EBITDA margin exclude certain non - cash charges such as depreciation & amortization, interest income & expense, stock - based compensation and other one - time or non - recurring charges. For a reconciliation of EBITOA and EBITOA margin to their most direct comparable GAAP measures, see the Reconciliation to EBITOA in this appendix. OCTOBE R 2021 50 STRICTLY PRIVATE & CONFIDENTIAL

Reconciliation to EBITDA

UNAUDITED
$ IN MILLIONS

	Pro Forma	
	12 Months Ended	
	12/31/19	12/31/20
Revenue	$146.2	$142.5
Trans Adj.[2]	($0.9)	($0.3)
PF Revenue	**$145.3**	**$142.3**
Net Income	$3.0	$0.4
Income Taxes	$5.5	$2.9
Depreciation and Amortization	$4.9	$5.8
Interest Expense	$6.4	$6.7
Remeasurement of Convertible Debt	$0.6	$0.0
Change in Fair Value of Warrants	($1.4)	($0.0)
Other Expense	$0.0	$0.0
Stock Based Compensation	$1.3	$1.8
Other One-time Adjustments – COGS[3]	$0.3	$1.2
Other One-time Adjustments – SGA[4]	$0.5	$4.8
EBITDA	**$20.9**	**$23.6**
EBITDA Margin	**14.4%**	**16.6%**

Source: AC, Whizz Audited FY20 and FY19 financial statements; Tempo unaudited draft FY20 and FY19 financial statements; Management estimates

1 Pro forma (PF) figures include the acquisitions of Compass AC Holdings, Inc. ("Advanced Circuits" or "AC") and Whizz Systems, Inc. ("Whizz Systems" or "Whizz") which are expected to close substantially concurrently with the SPAC business combination and exclude estimates of additional future acquisitions.

2 PF figures are adjusted to eliminate billings from Advanced Circuits to Tempo for purchase of product.

3 Whizz Systems charges incurred of $0.3M (FY19) and $1.2M (FY20) for certain related party transactions which are considered non-recurring charges post combination.

4 Whizz Systems charges incurred of $4.3M (FY20) for certain related party transactions and Advanced Circuits parent company management fee of $0.5M in each of FY19 and FY20, all of which are considered non-recurring charges post combination.

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Risk Factors OCTOBER 2021 52 STRICTLY PRIVATE & CONFIDENTIAL RISKS RELATING TO TEMPO'S BUSINESS AND INDUSTRY • We are an early - stage company with a history of losses. We have not been profitable historically and may not achieve or maintain profitability in the future. • Our limited operating history and rapid growth makes evaluating our current business and future prospects difficult and may increase the risk of your investment. • The success of our business is dependent on our ability to keep pace with technological changes and competitive conditions in our industry, and our ability to effectively adapt our services as our customers react to technological changes and competitive conditions in their respective industries. We may not timely and effectively scale and adapt our existing technology, processes, and infrastructure to meet the needs of our business. • Our operating results and financial condition may fluctuate from period to period and may fall below expectations in any particular period, which could adversely affect the market price of our common stock. • We compete with numerous other diversified manufacturing service providers, electronic manufacturing services and design providers and others, and may face increasing competition, which could cause our operating results to suffer. • We are dependent on a limited number of customers and end markets. A decline in revenue from, or the loss of, any significant customer, could have a material adverse effect on our financial condition and operating results. • Customer relationships with emerging companies may present more risks than with established companies. • We may be adversely affected by supply chain issues, including shortages of required electronic components. • Our gross profit and gross margin are dependent on a number of factors, including our product mix, market prices, labor costs and availability, acquisitions we may make and our ability to achieve cost synergies, level of capacity utilization and component, material, and other services prices. • Our failure to meet our customers' price expectations may adversely affect our business and results of operations. • If demand for our products does not grow as expected, or develops more slowly than expected, our revenues may stagnate or decline, and our business may be adversely affected. • Defects in shipped products that give rise to product returns or warranty or other claims could result in material expenses, diversion of management time and attention, adversely affect customer relationships and damage to our reputation. • We may be involved in legal proceedings, including intellectual property ("IP"), anti - competition and securities litigation, employee - related claims and regulatory investigations, which could, among other things, divert efforts of management and result in significant expense and loss of our IP rights. • Our operations could suffer if we are unable to attract and retain key management or other key employees. • The effect of COVID - 19 on our operations and the operations of our customers, suppliers and logistics providers has had, and may continue to have, a material and adverse impact on our financial condition and results of operations.

Risk Factors (continued) OCTOBER 2021 53 STRICTLY PRIVATE & CONFIDENTIAL RISKS RELATING TO TEMPO'S BUSINESS AND INDUSTRY (CONTINUED) • We purchase a significant amount of the materials and components we use from a limited number of suppliers . If our suppliers become unavailable or inadequate, our customer relationships, results of operations and financial condition may be adversely affected . Our facilities, and our suppliers ' and our customers' facilities, are vulnerable to disruption due to natural or other disasters, public health crises, strikes and other events beyond our control . • Our facili ties , and our suppliers' and our customers' facilities, are vulnerable to disruption due to natural or other disasters, public health crises, strikes and other events beyond our control . • If we fail to grow our business as anticipated, our operating results will be adversely affected. If we grow as anticipated but fail to manage our operations and costs accordingly, our business may be harmed and our results of operations may suffer. • As we acquire and invest in companies or technologies, we may not realize expected business, expected cost synergies, or technological or financial benefits. The acquisitions or investments could prove difficult to integrate, disrupt our business, dilute stockholder value and adversely affect our business , results of operations, and financial condition. • We may require additional capital to support business growth, and this capital might not be available on acceptable terms, if at all. • We could be subject to warranty and other claims involving allegedly defective products that we supply. • Failure of our global operations to comply with anti - corruption laws and various trade restrictions, such as sanctions and export controls, could have an adverse effect on our business. • Compliance or the failure to comply with current and future environmental, health and safety, product stewardship and producer responsibility laws or regulations could cause us significant expense. • We collect, use , store, or otherwise process confidential customer information, which subjects us to privacy and data security laws and contractual commitments, and our actual or perceived failure to comply with such laws and commitments could harm our business. • An inability to successfully manage the procurement, development, implementation or execution of IT systems, or to adequately maintain these systems and their security, as well as to protect data and other confidential information, may adversely affect our business and reputation. • If we experience a significant cybersecurity breach or disruption in our information systems or any of our partners' information systems, our business could be adversely affected. • We rely on our information technology systems to manage numerous aspects of our business and a disruption of these systems could adversely affect our business. • Our current levels of insurance may not be adequate for our potential liabilities. • Because our industry is rapidly evolving, forecasts of market growth in this presentation may not be accurate, and even if the markets in which we compete achieve the forecasted growth, there can be no assurance that our business will grow at similar rates, or at all. • Global economic, political and social conditions and uncertainties in the markets that we serve may adversely impact our business.

Risk Factors (continued) OCTOBER 2021 54 STRICTLY PRIVATE & CONFIDENTIAL RISKS RELATING TO TEMPO'S BUSINESS AND INDUSTRY (CONTINUED) • We are subject to taxes in numerous jurisdictions. The Company's future effective tax rates could be affected by changes in the mix of earnings in jurisdictions with differing statutory rates and changes in tax laws or their interpretation. • Our industry routinely experiences cyclical market patterns and our products are used across different end markets. A significant downturn in the industry or in any of these end markets could cause a meaningful reduction in demand for our products and harm our operating results. • Third - party lawsuits and assertions to which we are subject alleging our infringement of patents, trade secrets or other intellectual property rights may have a significant adverse effect on our financial condition. • We may incur substantial costs enforcing and defending our intellectual property rights. • If we are unable to adequately protect or enforce our intellectual property rights, such information may be used by others to compete against us. • Our internal controls over financial reporting currently do not meet all of the standards contemplated by Section 404 of the Sarbanes - Oxley Act of 2002 (the "Sarbanes - Oxley Act"), and failure to achieve and maintain effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes - Oxley Act could impair our ability to produce timely and accurate financial statements or comply with applicable regulations and have a material adverse effect on our business. • Fluctuations in the cost and availability of raw materials, equipment, labor, and transportation could cause manufacturing delays or increase our costs. • Certain software we use is from open source code sources, which, under certain circumstances could materially adversely affect our business, financial condition, and operating results. RISKS RELATED TO BECOMING A PUBLIC COMPANY • We will incur increased costs as a result of operating as a public company, and our management will be required to devote substantial time to new compliance and investor relations initiatives. • Members of our management team and board of directors have limited experience managing a public company. • We are an "emerging growth company" and a "smaller reporting company" and the reduced disclosure requirements applicable to emerging growth companies and smaller reporting companies may make our common stock less attractive to investors, and may make it more difficult to compare our performance with other public companies. • If we are unable to meet expectations and projections in any research or reports published by securities or industry analysts, or if securities or industry analysts do not publish research or reports or publish unfavorable research or reports about our business, our stock price and trading volume could decline, or there may be a depressed market price and limited liquidity for our securities. • If we fail to maintain proper and effective internal controls over financial reporting , our ability to produce accurate and timely financial statements could be impaired, investors may lose confidence in our financial reporting and the trading price of our common stock may decline. • Our disclosure controls and procedures may not prevent or detect all errors or acts of fraud.

Risk Factors (continued) OCTOBER 2021 55 STRICTLY PRIVATE & CONFIDENTIAL RISKS RELATED TO BECOMING A PUBLIC COMPANY (CONTINUED) • Changes in accounting rules and regulations, or interpretations thereof, could result in unfavorable accounting charges or require us to change our compensation policies. • Provisions in our proposed charter documents and under Delaware law could discourage a takeover that stockholders may consider favorable and may lead to entrenchment of management. • Our proposed certificate of incorporation will provide that the Court of Chancery of the State of Delaware will be the exclusive forum for substantially all disputes between us and our stockholders and that the federal district courts shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the U.S. Securities Act of 1933, as amended, which could limit our stockholders' ability to obtain a favorable judicial forum for disputes with us or our directors, officers or employees. RISKS RELATED TO THE BUSINESS COMBINATION AND ACE • Each of ACE Convergence Acquisition Corp. ("ACE") and Tempo Automation, Inc. ("Tempo") will incur significant transaction costs in connection with the business combination between ACE and Tempo (the "Business Combination"). • The announcement of the proposed Business Combination could disrupt Tempo's relationships with its customers, suppliers, business partners and others, as well as its operating results and business generally. • The consummation of the Business Combination is subject to a number of conditions, including, among other things, the consummation of the acquisitions by Tempo of each of Whizz Systems, Inc. and Compass AC Holdings, Inc. (collectively, the "Add - on Acquisitions") and all required waiting periods or approvals under the Hart - Scott - Rodino Antitrust Improvements Act of 1976 and all applicable antitrust laws relating to the Business Combination and the Add - On Acquisitions having expired, been received or terminated , as applicable, which conditions may not be satisfied on a timely basis, if at all. If those conditions are not satisfied or waived, the merger agreement may be terminated in accordance with its terms and the Business Combination may not be completed. The Add - on Acquisitions are also subject to a number of conditions, which, if not satisfied or waived, may prevent the Business Combination from being completed. • If ACE is not able to complete the Business Combination by January 30, 2022, nor able to complete another business combination by such date, in each case, as such date may be further extended pursuant to ACE's current amended and restated memorandum of association under the Cayman Islands Companies Act and ACE's current amended and restated articles of associa tion , ACE would cease all operations except for the purpose of winding up and would redeem its Class A ordinary shares and liquidate the trust account, in which case its public shareholders may only receive approximately $10.00 per share and its warrants will expire worthless. • If the net proceeds of ACE ' s initial public offering not being held in the trust account are insufficient to allow ACE to operate through to January 30, 2022 and ACE is unable to obtain additional capital, ACE may be unable to complete its initial business combination, in which case its public shareholders may only receive $10.00 per share, and its warrants will expire worthless. • Compliance obligations under the Sarbanes - Oxley Act may make it more difficult to effectuate the Business Combination, require substantial financial and management resources and increase the time and costs of completing a business combination. • The ability to successfully effect the Business Combination and the combined company's ability to successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel. The las of such key personnel could negatively impact the operations and financial results of the combined business.

Risk Factors (continued) OCTOBER 2021 56 STRICTLY PRIVATE & CONFIDENTIAL RISKS RELATED TO THE BUSINESS COMBINATION AND ACE (CONTINUED) • There is no assurance that a stockholder's decision whether to redeem its shares for a pro rata portion of ACE's trust account will put the stockholder in a better future economic position. • If the Business Combination's benefits do not meet the expectations of investors or securities analysts, the market price of ACE's securities or, following the consummation of the Business Combination, the combined company's securities, may decline. • A market for the combined company's securities may not develop, which would adversely affect the liquidity and price of such securities. • There can be no assurance that the combined company's securities will be approved for listing on the Nasdaq Stock Market LLC {"Nasdaq") or that the combined company will be able to comply with the continued listing standards of Nasdaq. • Directors of ACE have potential conflicts of interest in recommending that ACE's stockholders vote in favor of the adoption of the Business Combination. • ACE may redeem unexpired warrants prior to their exercise at a time that is disadvantageous to the holders of ACE warrants, thereby making such warrants worthless. • ACE's warrants are accounted for as liabilities and the changes in value of ACE's warrants could have a material effect on Tempo's financial results. • Even if the Business Combination is completed, there can be no assurance that ACE's warrants will be in the money during their exercise period, and they may expire worthless. • If ACE seeks stockholder approval of the Business Combination, its sponsor, directors, of ficers , advisors and their affiliates may elect to purchase shares or warrants from public stockholders, which may influence a vote on the Business Combination and reduce the public "float" of ACE's securities. • If ACE seeks stockholder approval of the Business Combination, its sponsor, officers and directors have agreed to vote in favor of such Business Combination, regardless of how its public stockholders vote. • The ability of ACE's public stockholders to exercise redemption rights with respect to a large number of its shares could increase the probability that the Business Combination would be unsuccessful. • ACE is not required to obtain an opinion from an independent investment banking firm or from an independent accounting firm, and consequently, its stockholders may have no assurance from an independent source that the price it is paying for the business is fair to ACE from a financial point of view. • Neither the ACE board of directors nor any committee thereof obtained a third party valuation in determining whether or not to pursue the Business Combination. • Legal proceedings in connection with the Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Business Combination. • ACE has identified a material weakness in its internal control over financial reporting as of December 31, 2020. If ACE is unable to develop and maintain an effective system of internal control over financial reporting, it may not be able to accurately report its financial results in a timely manner, which may adversely affect investor confidence in it and materially and adversely affect its business and operating results. • ACE has been subject to inquiries by the U.S. Securities and Exchange Commission {the "SEC") since May 2021 regarding certain disclosures in its Registration Statement on Form S - 4, filed with the SEC on February 10, 2021, as amended on March 19, 2021 , April 9, 2021 and May 6, 2021, and such inquiries remain ongoing. Such inquiries may materially adversely affect ACE or the combined company.

Risk Factors (continued) OCTOBER 2021 57 STRICTLY PRIVATE & CONFIDENTIAL RISKS RELATED TO THE BUSINESS COMBINATION AND ACE (CONTINUED) • Subsequent to consummation of the Business Combination , the combined company may be exposed to unknown or contingent liabilities and may be required to subsequently take write - downs or write - offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and its share price, which could cause you to lose some or all of your investment. • Future resales of common stock after the consummation of the Business Combination may cause the market price of the combined company's securities to drop significantly, even if its business is doing well. • The public stockholders of ACE will experience immediate dilution as a consequence of the issuance of common stock as consideration in the Business Combination and the private placement and due to future issuances pursuant to the combined company's equity plan(s). • The combined company may issue additional equity securities without your approval, which would dilute your ownership interests and may depress the market price of our securities. • The domestication of ACE as a Delaware corporation may result in adverse tax consequences for holders of ACE securities. • The Business Combination or combined company may be materially adversely affected by the recent COVID - 19 outbreak. • The price of the combined company's securities may be volatile. • Changes in laws or regulations, or a failure to comply with any laws or regulations , may adversely affect ACE's and the combined company's business , including ACE's ability to consummate the Business Combination, and ACE's and the combined company's results of operations.

WWW. TEMPOAUTOMATION.COM OCTOBER 2021 58 STRICTLY PRIVATE & CONFIDENTIAL